UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2012

NEWELL RUBBERMAID INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Three Glenlake Parkway
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 418-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2012, Newell Rubbermaid Inc. (the “Company”) issued a press release to report the Company’s earnings for the second quarter of 2012, which is attached to this report as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 27, 2012 issued by Newell Rubbermaid Inc., and Additional Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL RUBBERMAID INC.

Date: July 27, 2012	By:	/s/ John K. Stipancich
John K. Stipancich
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 27, 2012, issued by Newell Rubbermaid Inc., and Additional Financial Information